EXHIBIT 99.2
IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In re:	)	Case No. 05-12801 RGM
	)	Jointly Administered
XYBERNAUT SOLUTIONS, et al.,	)
	)	Chapter 11
Debtors.	)
)

MONTHLY OPERATING REPORT		Calendar Month Sep 1, 2005 to Sep 30, 2005
FINANCIAL BACKGROUND INFORMATION
     1. ACCOUNTING BASIS: Cash            Accrual   X
     2. PREPARER: State the names address, telephone number and position of the person(s) who actually compiled the information contained in this report.
Ed Maddox, President XSI, 11591 Greenwich Point Road, Reston Va 20194
Vincent Mencher, Temporary Accounting Support, Acsys, Inc. 12120 Sunset Hills Road, Reston, Va 20190
     3. NUMBER OF EMPLOYEES paid during this period: 19
     4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last reporting period? Yes            No   X  . If yes, explain below:

     5. Are all BUSINESS LICENSES current? Yes   X   No            Not Applicable
     6. PRE-PETITION ACCOUNTS RECEIVABLE:

Beginning Balance	$198,026.21

Collected this Period	$116,767.82

Ending Balance	$81,258.39

     7. POST-PETITION ACCOUNTS RECEIVABLE:

0-30 Days: $496,099.66	31-60 Days: $92,330.30	Over 60 Days: $0.00
     If there are any post-petition Accounts Receivable over 60 days provide Schedule AR giving a listing of such accounts and explain the delinquencies.
     NONE
     8. POST-PETITION ACCOUNTS PAYABLE:

0-30 Days: $147,747.48	31-60 Days: $30,784.80	Over 60 Days: $0.00

     If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

PAYEE	AMOUNT	COMMENT
8618 Westwood Center Drive	$10,828.86	August rent payment for a lease that was automatically rejected.
Deltek	$6,155.94	Accounting System License Payment — on hold pending decision on future direction
Planisware	$13,800.00	Subject to setoff — will be processed in October
     9. TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes            No   X  . On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the reporting period. Also attach copies of the monthly sales tax report, payroll tax report and unemployment tax report with evidence of payment of both federal and state taxes.
All taxes are paid by Xybernaut Corporation, Xybernaut Solutions, Inc’s parent company who is co-filing on this case. Xybernaut Corporation’s operations report will address the company’s current tax status.
     10. ESCROW ACCOUNTS. Are you utilizing your tax account only for deposit and payment of payroll and sales taxes? Yes   X   No            If no, explain:
     11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes   X   No            Explain:
     12. INSURANCE EXPIRATION STATEMENT. Policy expiration dates are:

Type	Policy #	Policy Dates
Auto	93256759	3/31/05-3/31/06
Fire
General Liability	35392595	3/31/05-3/31/06
Excess/Umbrella Liability	79781303	3/31/05-3/31/06
Workers Comp	71714215	3/31/05-03/31/06
Errors & Omissions	35392595	3/31/05-3/31/06
     13. ACTIONS OF DEBTOR. During the last month, did the debtor:
(A) Fail to defend or not oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate? Yes            No   X   Explain:
(B) Maintain such stock inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor? Yes   X   No            Explain:
     14. TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with control over any of the debtor’s assets transfer, convey or abandon any of the debtor’s assets to another party during the period of this report other than as set forth herein (including sales by creditors)?
Yes.           No   X   Explain:

     15. PAYMENT TO SECURED CREDITORS during reporting period: (Attach additional sheets if necessary)

Creditor	Frequency of	Amount	Next	Post-Petition
	Payments per	of Each	Payment	Pmts. No Made
	Contract (mo. Qtr)	Payments	Due	No.| Amt.

NONE
     16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period: (Attach additional sheets, if necessary):

Professional	Service	Amount

NONE
     17. QUARTERLY U.S. TRUSTEE FEES paid during reporting period: $  0.00
     18. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated:	October 21, 2005	DEBTOR-IN-POSSESSION

Name/Title:	/s/Edward P. Maddox, President	Xybernaut Solutions, Inc.

Address:	11591 Greenwich Pt. Rd	12701 Fair Lakes Circle, Suite 160,

	Reston, Va 20194	Fairfax, Va 22033

		Phone:	703-654-3595

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In re:	)	Case No. 05-12801 RGM
	)	Jointly Administered
XYBERNAUT CORPORATION, et al.,	)
	)	Chapter 11
Debtors.	)
)
Cash Disbursements Summary Report
Calendar Month Ending September 30, 2005

Total Disbursements from Operating Account (See Note 1)		275,028.52

Total Disbursements from Payroll Account (See Note 2)		162,291.28

Total Disbursements from Tax Escrow Account (See Note 3)	- N/A -

Total Disbursements from any other Account (See Note 4)	- N/A -

Grand Total Disbursements from all Accounts		437,319.80
Note 1 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor-in-possession payroll account, the debtor-in-possession account tax escrow account or other debtor in possession account where the disbursements will be listed on this report.
Note 2 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor-in-possession operating account, the debtor- in-possession tax escrow account or other debtor-in-possession account where the disbursements will be listed on this report.
Note 3 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only, transfers to the debtor-in-possession operating account, the debtor-in-possession payroll account or other debtor-in-possession account where the disbursements will be listed on this report.
Note 4 — Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor-in-possession account, and amounts paid from the accounts of others on the debtors behalf (for example disbursements made from a law firm’s escrow account as a result of a sale of property.)
ATTACH A COPY OF THE MOST RECENT MONTHLY BANK STATEMENT FOR EACH DEBTOR- IN-POSSESSION ACCOUNT.

In re: Xybernaut Corporation, et al.            Case Number: 05-12801 Jointly Administered
BALANCE SHEET
As of September 30, 2005

Current Assets
Cash	$295,150.83
Pre-Petition Accounts Receivable	81,258.39
Post-Petition Accounts Receivable	588,429.96
Receivables from Officers	—
Employees, Affiliates
Note Receivables	—
Inventory	74,695.00
Other Current Assets:
Due to / From Xybernaut	331,437.34
Unbilled Accounts Receivable	390,103.58
Prepaid Other	13,351.31
Accounts Receivable Other XSI	337.00
Employee Advances	(287.00)
Total Current Assets		1,774,476.41

Fixed Assets
Land	$—
Buildings	—
Equipment, Furniture & Fixtures	425,790.48
Less Accumulated Depreciation	(345,175.39)
Total Fixed Assets		80,615.09

Other Assets
Retainage	26,388.00
Deposits	6,750.10
Total Other Assets		33,138.10

Total Assets		1,888,229.60

Post-Petition Liabilities
Accounts Payable	178,532.28
Salaries Payable	81,535.36
Bonuses Payable	(2,607.50)
Commissions Payable	1,116.40
Accrued Vacation	74,035.76
Accrued Rent & Storage	7,607.03
Taxes Payable	207.66
Accrued Interest
Deferred Revenue	176,423.76
Total Post-Petition Liabilities		516,850.75

Pre-Petition Liabilities
Priority Claims	8,440.82
Secured Debts	0.00
Unsecured Debtor	39,971.32
Total Pre-Petition Liabilities	48,412.14

Owners Equity (Deficit)
Capital Stock or Owner Investment	15,849.68

Paid In Capital Surplus	605,059.88
Retained Earnings (Deficit)
Pre-Petition	732,590.93
Post-Petition	(30,533.78)
Total Owners Equity		1,322,966.71

Total Liabilities and Owner’s Equity		1,888,229.60

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In re:	)	Case No. 05-12801 RGM
	)	Jointly Administered
XYBERNAUT CORPORATION, et al.,	)
	)	Chapter 11
Debtors.	)
MONTHLY OPERATING REPORT
INCOME STATEMENT
(Business Debtor, Accrual Basis)
Calendar Month September 1 to September 30, 2005
(All figures refer to post-petition transactions)

	This Month	Year to Date
(A) Total Sales/Income (A)	356,453.59	615,192.34
Cost of Sales
Beginning Inventory	—	—
Purchases of Inventory	74,695.00	74,695.00
Less Ending Inventory	74,695.00	74,695.00
Direct Labor (Gross Salaries)	123,905.44	184,347.83
Purchased Services	148,725.07	212,868.45

(B) Total Cost of Sales (B)	272,630.51	397,216.28

(C) Gross Profit (C= A-B)	83,823.08	217,976.06
Operating Expenses

Officers Salaries (Gross)	15,416.68	30,833.36
Other Employee Salaries (Gross)	29,671.46	57,321.24
Taxes (Payroll: Employer’s Share)	9,066.69	18,992.50
Employee Benefits (Insurance, Pension, Plan, etc.	38,350.59	70,592.25
Employer’s Share)
Advertising	—	—
Bad Debts	—	—
Depreciation and Amortization	3,296.47	8,966.62
Entertainment	—	—
Insurance (Real Estate)	—	—
Insurance (Other)	182.01	364.02
Interest (Mortgage, Loans, etc.)	—	—
Leases (other than Rent)	—	—
Outside Services & Contractors	15,496.25	27,480.96
Professional Fees (Attorney, Accountant)	297.78	297.78
Rent and leases	8,629.10	17,258.20
Repairs and Maintenance	—	—
Supplies	1,574.55	2,399.26
Taxes (Real Property)	—	—
Taxes (Other)	—	—
Telephone	1,301.26	2,829.09
Travel	2,194.31	8,463.48
Utilities	—
U.S. Trustees Quarterly Fee

Case Number 05-12801 (Jointly Administered) Period Ending ___Income Statement Page 2

	This Month	Year to Date
Other Operating Expenses
Overnight Delivery	1,517.08	2,040.35
Bank Fees	332.47	670.73
________________________	_________________	_______________
________________________	_________________	_______________

(D) Total Operating Expenses (D)	127,326.70	248,509.84

(E) Profit/Loss from operations (E= C-D)	(43,503.62)	(30,533.78)

Other Income (Expenses)	_________________	_______________

Interest Income	_________________	_______________
Interest Expense	(_________________ )	(_______________ )
________________________	_________________	_______________
________________________	_________________	_______________
________________________	_________________	_______________
________________________	_________________	_______________

Extraordinary Items — In (Out)

________________________	_________________	_______________
________________________	_________________	_______________
________________________	_________________	_______________
________________________	_________________	_______________

(F) Total Other Income/Expense & Extraordinary Items (F)	—	—

(G) Income Before Taxes (G= E+F)	(43,503.62)	(30,533.78)

(H) Income Tax Expense (H)	_________________	_______________

(I) Net Income (Loss) (I= G-H)	(43,503.62)	(30,533.78)

NOTE:	Accrual basis reporters must attach Cash Reconciliation Reports or a standard Statement of Sources and Uses of Case to this Report.

In re: Xybernaut Corporation, et al. Case Number: 05-12801 Jointly Administered
CASH RECONCILIATION REPORT
(Business Debtor, Accrual Basis)
Calendar Month Ending September 30, 2005
(All figures refer to post-petition transactions)

	Operating Account	Totals
(A) Beginning Cash Balance (A)		241,320.20
(B) Net Income, (line (I), Form 9-BA) (B)		(43,503.62)
Add Expenses Not Requiring Cash:
Depreciation	3,296.47
System Transaction Error (Dreyfus Invoice)	(1,829.58)
(C) Sub-Total (C)		1,466.89
(D) Cash from Operations (D = B + C)		(42,036.73)
Other Sources (Uses) of Cash:
Sources (Uses)
Decrease (Incr.) — Accounts Receivable	(50,402.73)
Decrease (Incr.) — Due to / From Xybernaut, Inc.	92,361.82
Decrease (Incr.) — Prepaid & Other Current Assets	4,715.47
Decrease (Incr.) — Inventory	(74,695.00)
Decrease (Incr.) — Equipment	—
Decrease (Incr.) — Furniture & Fixtures	—
Decrease (Incr.) — Software	—
Decrease (Incr.) — Payroll Account	(4,582.68)
Increase (Decr) — Accounts Payable	72,819.01
Increase (Decr) — Accrued Interest	—	______________
Increase (Decr) — Accrued P/R Taxes	—	______________
Increase (Decr) — Accrued Salaries	12,750.36
Increase (Decr) — Accrued Rent	—
Increase (Decr) — Bonus Payable	2,607.50
Increase (Decr) — Accrued Commissions	783.76	______________
Increase (Decr) — Accrued Vacation	—	______________
Increase (Decr) — Accrued Other	(8,629.10)	______________
Increase (Decr) — Notes Payable — Banks		______________
Increase (Decr) — Deferred Revenue	37,408.75	______________
(Less) Unrecorded bank service charges	—
(E) Total other Sources (Uses) of Cash (E)		79,922.16

(F) Ending Cash Balance (F= A+D+E)		279,205.63

(G) Balance per Bank Statement (G)		281,197.11
(H) Less Outstanding Checks (H)	16,991.48
(I) Add Deposits in Transit (I)	15,000.00

(J) Reconciled Bank Balance {J=(G-H) +I}		279,205.63
Ending Cash Balance (F) and Reconciled Bank Balance (J) should equal.

In re: Xybernaut Corporation, et al.	Case Number: 05-12801 Jointly Administered
CASH RECONCILIATION REPORT
Payroll and Tax Accounts
(Business Debtor, Accrual Basis)
Calendar Month Ending September 30, 2005
(All figures refer to post-petition transactions)

	Payroll	Tax
	Account	Account
(A) Beginning Cash Balance (A)	10,105.71	___________

Cash Receipts:

Transfers from Operating Account	162,974.57	___________
Transfers from Payroll Account	_____________	___________
Other — _________________________	_____________	___________

(B) Total Cash Receipts (B)	162,974.57	____________

(C) Cash Available (C= A+B)	173,080.28	____________

Cash Disbursements:

Gross Payroll for this period $154,898.03

Employee Benefits paid	7,578.78
Net Payroll Paid	108,273.47
Transfers to Tax Account	—

Taxes deposited or paid during period
Employee’s share of FICA Tax	8,828.22	_____________
Employer’s share of FICA Tax	8,828.22	_____________
Employee’s Federal Income Tax	19,258.03	_____________
Employee’s State Income Tax	5,203.88	_____________
Unemployment Tax	254.33	_____________
Bank Service Charges	12.82	_____________
Other: Advantage Payroll Service Fee	154.14	_____________

(D) Total Disbursements (D)	158,391.89	_____________

(E) Ending Cash Balance (E= C-D)	14,688.39	_____________

(F) Balance per Bank Statement (F)	19,728.37	_____________
(G) Less Outstanding Checks (G)	5,039.98	_____________

(H) Add Deposits in Transit	0.00	_____________

(I) Reconciled Bank Balance {I = (F-G) +H]	14,688.39	_____________
Ending Cash Balance (E) and Reconciled Bank Balance (I) should